June 14, 2012

Supplement to

Prospectus and Statement of Additional Information each dated March 16, 2012.

Effective as of the date of this Supplement, shares of the GL Beyond Income Fund will be offered without a sales load.  Any information to the contrary in the Prospectus or Statement of Information should be disregarded.

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This Supplement, and the Prospectus and Statement of Additional Information both dated March 16, 2012, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information both dated March 16, 2012, have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling toll-free 1-855-754-7930 or by visiting www.glbeyondincomefund.com.